             As filed with the Securities and Exchange Commission
                             on September 2, 1998
                      Registration No. 33-54126; 811-7332

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]

                        Post-Effective Amendment No. 17            [X]

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

                               Amendment No. 21                [ ]

                       (Check appropriate box or boxes)
                           ________________________

                            MASTERWORKS FUNDS INC.
                          (formerly, Stagecoach Inc.)

              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                        2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant      [ ]   on _________ pursuant
     to Rule 485(b), or                          to Rule 485(b)

[ ]  60 days after filing pursuant         [ ]   on _________ pursuant
     to Rule 485(a)(1), or                       to Rule 485(a)(1)

[ ]  75 days after filing pursuant         [ ]   on ___________pursuant
     to Rule 485(a)(2), or                       to Rule 485(a)(2)

If appropriate, check  the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment to the Registrant's Registration Statement has been executed by Master Investment Portfolio and Managed Series Investment Trust (registered investment companies with separate series in which certain of the Registrant's series invest substantially all of their assets) and their trustees and principal officer.

                                EXPLANATORY NOTE
                                ----------------

       This Post-Effective Amendment No. 17 (the "Amendment") to the Registration Statement of MasterWorks Funds Inc. (the "Company") is being filed to add to the Company's Registration Statement the effective forms of prospectus and statement of additional information for the Money Market Fund, and to make certain other non-material changes to the Registration Statement.

                             Cross Reference Sheet
                             ---------------------

                               MONEY MARKET FUND
                               -----------------


Form N-1A Item Number
---------------------

Part A      Prospectus Captions
------      -------------------

 1          Cover Page
 2          Prospectus Summary;  Summary of Fund Expenses
 3          Financial Highlights
 4          The Fund
            Management of the Fund
            General Information
            Appendix - Additional Investment Policies
 5          Prospectus Summary
            Management of the Fund
 6          Management of the Fund
            Dividends and Distributions
            Taxes
            General Information
 7          How to Buy Shares
            Exchange Privilege
            Share Value
 8          How to Redeem Shares
 9          Not Applicable

Part B      Statement of Additional Information Captions
------      --------------------------------------------

10          Cover Page
11          Table of Contents
12          General Information
            Other
13          Investment Restrictions
            Additional Permitted Investment Activities
            Appendix
14          Management
15          Management
16          Management
            Independent Auditors
            Counsel
17          Portfolio Transactions
18          Capital Stock
19          Determination of Net Asset Value
            Purchase and Redemption of Shares
20          Taxes
21          Management
22          Performance Information
23          Financial Information

Part C      General Information
------      -------------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                            MUTUAL FUND PROSPECTUS

                            September 1, 1998



                            [GRAPHIC APPEARS HERE]




                            MONEY MARKET FUND


                            Advised by Barclays Global Fund Advisors
                            Sponsored and distributed by Stephens Inc., Member NYSE/SIPC


                                                          MasterWorks(R) Funds

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Prospectus contains information about one of the Company's funds -- the MONEY MARKET FUND (the "Fund"). The Fund seeks to provide invest-ors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end management investment company, rather than in a portfolio of securities. The Fund has the same investment objective as the Master Portfolio and the investment experience of the Fund corresponds di-rectly to the investment experience of the Master Portfolio. REFERENCES TO THE INVESTMENTS, INVESTMENT POLICIES AND RISKS OF THE FUND UNLESS OTHERWISE INDI-CATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS, INVESTMENT POLI-CIES AND RISKS OF THE CORRESPONDING MASTER PORTFOLIO.

  Please read this Prospectus before investing and retain it for future refer-ence. It sets forth concisely the information about the Fund that an investor should know before investing. A Statement of Additional Information ("SAI") dated September 1, 1998 describing the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by calling the Company at 1-888-204-3956 or by writing the Company at the address printed on the back of the Prospectus. The SAI and other information is also available on the SEC's website (http://www.sec.gov).
                             -------------------
  AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMIS-SION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             -------------------

  FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BARCLAYS GLOBAL INVESTORS, N.A., INVESTORS BANK & TRUST CO. OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                            MASTERWORKS FUNDS INC.



                               MONEY MARKET FUND

HOW THE FUND WORKS

The Fund invests in high-quality, short- term investments. These investments include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), high-quality debt obligations, such as corporate debt, certain obligations of U.S. banks and certain repur-chase agreements. The Fund's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (fi-nancial strength) of the issuers.

                             -------------------

  BARCLAYS GLOBAL FUND ADVISORS IS THE INVESTMENT ADVISER TO THE MASTER PORT-FOLIO AND TOGETHER WITH ITS AFFILIATES AND INVESTORS BANK & TRUST CO. PROVIDES OTHER SERVICES TO THE FUND FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH BARCLAYS GLOBAL FUND ADVISORS, IS THE SPONSOR AND CO-ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR THE COMPANY.

  THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

                                  PROSPECTUS

                            SEPTEMBER 1, 1998

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
Prospectus Summary.....................................................     1
Summary of Fund Expenses...............................................     4
Explanation of the Tables..............................................     4
Financial Highlights...................................................     6
The Fund...............................................................     7
Management of the Fund.................................................    10
How to Buy Shares......................................................    13
How to Redeem Shares...................................................    17
Exchange Privilege.....................................................    20
Share Value............................................................    21
Dividends and Distributions............................................    21
Taxes..................................................................    22
General Information....................................................    23
                                                                        APPENDIX
                                                                        --------
Additional Investment Policies.........................................   A-1

                              PROSPECTUS SUMMARY

  The following summary provides investors with basic information about the Fund. For more information, please refer specifically to the identified Pro-spectus sections and generally to the Prospectus and SAI.

Q. WHO CAN INVEST IN THE FUND?

A. Shares of the Fund are offered primarily to a select group of investors. These include:

  . Participants in employee benefit plans ("Benefit Plans"), including re-tirement plans, who have appointed one of the Company's Selling Agents as plan trustee, plan administrator or other agent, or whose plan trust-ee, plan administrator or other agent has an arrangement with a Selling Agent that permits investments in Fund shares, and individuals who in-vest pursuant to an agreement between a Benefit Plan and a Selling Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Selling Agent, or who have established a tax-de-ferred retirement plan with a Selling Agent.

  . Investors who have an account arrangement with one of the Company's
    Selling Agents that permits investments in Fund shares.

  . Investors who have made arrangements with Barclays Global Investors, N.A. ("BGI") and invest at least $1 million in the Fund.

    See "How to Buy Shares."

Q. WHAT ARE SOME OF THE KEY FEATURES OF THE FUND?

A. The Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term investments. These investments include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enter-prises), high-quality debt obligations, such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio of MIP, which has the same investment objective as the Fund. The Fund seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

    See "The Fund -- Investment Objective and Policies" and "Appendix -- Addi-tional Investment Policies."

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE
    FUND?

A. An investment in the Fund is not a bank deposit or obligation of Barclays Global Fund Advisors ("BGFA") or BGI, or any of their affiliates, and is not insured by the Federal Deposit Insurance Corporation ("FDIC"). An in-vestment in the Fund is not insured or guaranteed against loss of princi-pal. Therefore, investors should be willing to accept some risk with the money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

    See "The Fund -- Risk Considerations" and "Appendix -- Additional Invest-ment Policies."

Q. HOW DO I INVEST IN THE FUND?

A. Shares of the Fund can be purchased by establishing an account arrangement with a designated Selling Agent. Shares may be purchased at net asset value on any day the Fund is open for business (a "Business Day"). The Fund is open for business Monday through Friday and is closed on New York Stock Exchange ("NYSE") and federal bank holidays.

    To invest in the Fund, contact a Selling Agent to receive information and an Account Application. An Account Application must be completed and signed to open an account.

    See "How to Buy Shares."

Q. WHO MANAGES MY INVESTMENTS?

A. The Master Portfolio is managed by BGFA. A separate investment adviser has not been retained for the Fund because the Fund invests all of its assets in the Master Portfolio. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets.

    See "Management of the Fund."

Q. WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds which charge sales loads or other trans-action fees, the Fund does not impose shareholder transaction fees on the purchase, redemption or exchange of its shares. Selling Agents, in accordance with the terms of their customer account arrange-ments, may charge additional fees for maintaining customer accounts.

    See "Management of the Fund."

Q. HOW ARE THE FUND'S INVESTMENTS VALUED?

A. The price per share or "net asset value" ("NAV") of the Fund is based on the value of the Fund's total assets (net of liabilities) divided by the number of Fund shares outstanding. The Fund's investments are valued on the basis of the amortized cost method, which assumes receipt of a steady rate of payment until maturity rather than actual changes in market value.

    See "Share Value."

Q. DOES THE FUND PAY DIVIDENDS?

A. Dividends from net investment income are declared daily, paid monthly and automatically reinvested in additional Fund shares at NAV unless payment in cash is requested and your arrangement with a Selling Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by the shareholder. Any capital gains are distributed at least annually.

    See "Dividends and Distributions."

Q. ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables an investor to exchange Fund shares for shares of another fund offered by the Company, provided such shares are offered for sale in the investor's state of residence.

    See "Exchange Privilege."

Q. HOW DO I REDEEM SHARES?

A. Shares of the Fund may be redeemed at NAV without the imposition of a sales charge or redemption fee on any Business Day by letter or by tele-phone (provided you have completed the "Redemption by Telephone" portion of your account application). For more information, contact your Selling Agent.

    See "How to Redeem Shares."

                           SUMMARY OF FUND EXPENSES

                    ANNUAL FUND OPERATING EXPENSES/1/
                 (as a percentage of average daily net assets)

Management Fees........................................................... 0.10%
Co-Administration Fees.................................................... 0.35%
                                                                           ----
TOTAL FUND OPERATING EXPENSES............................................. 0.45%

/1/ Includes expenses charged to the Fund and the Master Portfolio.

EXAMPLE OF EXPENSES

  An investor would pay the following expenses on a $1,000 investment, assum-ing (1) a 5% annual return and (2) redemption at the end of each time period:

        1 YEAR               3 YEARS                         5 YEARS                         10 YEARS
        ------               -------                         -------                         --------
          $5                   $14                             $25                             $57

                           EXPLANATION OF THE TABLES

  The purpose of the foregoing tables is to assist an investor in understand-ing the various fees and expenses that an investor in the Fund will pay di-rectly or indirectly. The tables do not reflect any charges that may be im-posed by Selling Agents directly on customer accounts in connection with an investment in the Fund. The following provides a general explanation of the information provided in the tables.

  ANNUAL FUND OPERATING EXPENSES reflect the level of ongoing fees expected to be in effect during the current fiscal year and reflect the contractual level of such fees currently payable by the Fund. BGFA, BGI and Stephens each may elect, in its sole discretion, to waive or reimburse all or a portion of its respective fees charged to, or expenses paid by, the Fund. Any waivers or re-imbursements would reduce the Fund's total expenses. For more complete de-scriptions of the various costs and expenses you can expect to incur as an in-vestor in the Fund, see "Management of the Fund and Master Portfolio."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associ-ated with a $1,000 investment in the Fund over stated periods, based on the expenses in the table above and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or ex-pected Fund performance. In addition, the Example of Expenses should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown above.

  With regard to the combined fees and expenses of the Fund and Master Portfo-lio, the Company's Board of Directors has considered whether various costs and benefits of investing all of the Fund's assets in the Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Direc-tors believes that the aggregate per share expenses of the Fund will not be more than the expenses incurred by the Fund if the Fund invested directly in the type of investments held by the Master Portfolio. The Company's Board of Directors believes that if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. There can be no as-surance that these economic efficiencies will be achieved. In addition, the Master Portfolio may sell its interests to other mutual funds or accredited investors.

                             FINANCIAL HIGHLIGHTS
                      (FOR A SHARE OUTSTANDING AS SHOWN)

  The following information has been derived from the Financial Highlights in-cluded in the Fund's financial statements for the fiscal year ended February 28, 1998. These financial highlights represent the Fund's operations as a stand-alone fund prior to its reorganization as a feeder fund in a master feeder structure. The financial statements are incorporated by reference into the Fund's SAI and have been audited by KPMG Peat Marwick LLP, independent au-ditors, whose report thereon dated April 3, 1998, also is incorporated by ref-erence into the SAI. This information should be read in conjunction with the financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                          FEBRUARY 28, FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                              1998         1997         1996         1995        1994*
                          ------------ ------------ ------------ ------------ ------------
Net Asset Value,
beginning of period.....    $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
Income from investment
operations:
 Net investment income..        0.05         0.05         0.05         0.04        0.02
 Net realized and
 unrealized gain on
 investments............        0.00         0.00         0.00         0.00        0.00
                            --------     --------     --------     --------     -------
Total from investment
operations..............        0.05         0.05         0.05         0.04        0.02
Less distributions:
 From net investment
 income.................       (0.05)       (0.05)       (0.05)       (0.04)      (0.02)
 From net realized
 gains..................        0.00         0.00         0.00         0.00        0.00
                            --------     --------     --------     --------     -------
Total distributions.....       (0.05)       (0.05)       (0.05)       (0.04)      (0.02)
                            --------     --------     --------     --------     -------
Net Asset Value, end of
period..................    $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                            ========     ========     ========     ========     =======
Total return (not
annualized).............        5.35%        5.10%        5.60%        4.40%       1.81%
Ratios/Supplemental
data:
 Net assets, end of
 period (000)...........    $180,375     $177,046     $156,852     $147,269     $81,649
 Number of shares
 outstanding, end of
 period (000)...........     180,437      177,103      156,910      147,280      81,648
Ratios to average net
assets (annualized):
 Ratio of expenses to
 average net assets(1)..        0.45%        0.45%        0.45%        0.45%       0.49%
 Ratio of net investment
 income to average net
 assets(2)..............        5.23%        4.96%        5.44%        4.44%       2.77%
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses............         N/A         0.48%        0.49%        0.57%       0.50%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses............         N/A         4.93%        5.40%        4.32%       2.76%

----
* The Fund commenced operations on July 2, 1993.

                                   THE FUND

INVESTMENT OBJECTIVE AND POLICIES

  The Fund seeks to provide investors with a high level of income, while pre-serving capital and liquidity, by investing in high-quality, short-term in-vestments. The Fund, which is a diversified portfolio, seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective by investing its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include U.S. Government short-term obligations, obligations of do-mestic and foreign banks, commercial paper, corporate notes and repurchase agreements. A more complete description of these investments and investment activities is contained in "Appendix -- Additional Investment Policies."

RISK CONSIDERATIONS

 General

  Investments in the Fund are not bank deposits and are not insured or guaran-teed against loss of principal. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds there is no assurance the Fund will achieve its investment objective. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must comply with certain investment crite-ria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act.

  Since its inception, the Fund has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, BGFA, have always prohibited the purchase by the Fund of many types of floating-rate instruments commonly referred to as derivatives that are considered to be potentially volatile.






  The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and that resets based on changes in standard money market rate indices such as U.S. Government Treasury bills and London Interbank Offered Rate, among others. For more information, see "Additional Permitted Investment Activities -- Floating and Variable Rate Obligations" in the SAI.

  Any investment that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any investment that the Fund pur-chases must present minimal credit risks and be of "high quality." "High qual-ity" means to be rated in the top two rating categories by the requisite Na-tionally Recognized Statistical Rating Organizations ("NRSRO") or, if unrated, determined to be of comparable quality to such rated securities by BGFA, as the Fund's investment adviser, under guidelines adopted by the Fund's Board of Directors. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality in-struments in which the Fund invests.

  The Fund may invest up to 10% of its assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling secu-rities may result in a loss or be costly to the Fund.

 Year 2000

  Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Fund and Master Port-folio depend on the smooth functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's and Master Portfolio's op-erations and services. The Fund's and Master Portfolio's principal service providers have advised the Fund and Master Portfolio that they are working on necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addi-tion, because the Year 2000 issue affects virtually all organizations, the companies or entities in which the Fund invests also could be adversely im-pacted by the Year 2000 issue. The extent of such impact cannot be predicted.

PERFORMANCE

  The Fund's performance may be advertised in terms of current yield or effec-tive yield. These performance figures are based on historical results and are not intended to indicate future performance. The Fund's current yield refers to the income generated by an investment in the Fund over a seven- or thirty-day period, expressed as an annual percentage rate. The effective yield is calculated similarly, but assumes that the income earned from an investment is reinvested at net asset value. The Fund's effective yield is slightly higher than the current yield because of the compounding effect of the assumed reinvestment of income earned.

  Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of investments held by the Fund and is affected by operating expenses. Performance information, such as that de-scribed above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating perfor-mance.

  Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained by calling the Company at 1-888-204-3956.

                            MANAGEMENT OF THE FUND

  BOARD OF DIRECTORS -- The business and affairs of the Company are managed under the direction of its Board of Directors and in conformity with Maryland law. Additional information regarding the Officers and Directors of the Com-pany is included in the SAI under "Management."

  INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Port-folio and provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a direct subsidiary of BGI (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for ap-proximately $575 billion of assets.

  The Company has agreed to pay BGFA a monthly fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets (of which the Fund bears its pro rata portion) as compensation for its advisory services. BGFA fur-nishes investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Prior to the conversion of the Fund to a master/feeder structure (the "Reorganization"), BGFA received a monthly fee at an annual rate of 0.35% of the Fund's average daily net assets, out of which BGFA paid a sub-adviser, Wells Fargo Bank, N.A., an amount equal to 0.05% of the average daily net assets of the Fund as compensation for its sub-advisory services. For the fiscal year ended February 28, 1998, no advi-sory or sub-advisory fees were waived. As of September 1, 1998, BFGA no longer engages an investment sub-adviser, but instead will manage the Master Portfo-lio's assets itself.

  Morrison & Foerster LLP, counsel to the Company and MIP and special counsel to BGFA, has advised the Company, BGFA, and MIP that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative inter-pretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from per-forming any such services, it is expected that new agreements would be pro-posed or entered into with another entity or entities qualified to perform such services.

  CO-ADMINISTRATORS -- Stephens Inc. ("Stephens") and BGI are the Fund's co-administrators. Stephens and BGI provide the Fund with administration servic-es, including general supervision of the Fund's non-investment operations, co-ordination of the other services provided to the Fund, compilation of informa-tion for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's di-rectors and officers. Stephens also furnishes office space and certain facili-ties to conduct the Fund's business, and compensates the Company's directors, officers and employees who are affiliated with Stephens. In addition, except as outlined below under "Expenses," Stephens and BGI will be responsible for paying all expenses incurred by the Fund other than the fees payable to BGFA. For these services, Stephens and BGI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.35% of the Fund's aver-age daily net assets. Prior to the Reorganization, Stephens and BGI were enti-tled to receive 0.10% of the average daily net assets of the Fund for such services. The Reorganization did not result in an increase in overall fee lev-els of the Fund because the increase in administration fees is offset by the reduction in advisory fees.

  BGI has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services. Prior to October 21, 1996, Stephens was the Fund's sole administrator and received fees for its services as described in the SAI.

  DISTRIBUTOR -- Stephens is the distributor for the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Ad-ditionally, it has been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens, as the Company's sponsor and the princi-pal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which

Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of its shares, and may enter into Selling Agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). Stephens does not receive a fee for providing distribution services to the Fund. BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

  CUSTODIAN -- IBT currently acts as the custodian to the Master Portfolio. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its cus-todial services so long as it is entitled to receive compensation for provid-ing sub-administration services to the Fund.

  TRANSFER AND DIVIDEND DISBURSING AGENT -- IBT also acts as the Company's transfer and dividend disbursing agent.

  EXPENSES -- Except for advisory and co-administration fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's opera-tions.

                               HOW TO BUY SHARES

WHO MAY INVEST

  The following types of investors are eligible to invest in Fund shares:

  . Participants in Benefit Plans ("Plan Participants"), including retire-ment plans, who have appointed one of the Company's Selling Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has an arrangement with a Selling Agent that permits investments in Fund shares, and Plan Participants who invest pursuant to an agreement between such a Benefit Plan and a Sell-ing Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Selling Agent.

  . Investors who have an account arrangement with one of the Company's
    Selling Agents that permits investments in Fund shares ("Qualified Buy-ers").

  . Investors who have made arrangements with BGI and invest at least $1 million in the Fund ("Direct Buyers").

  Eligible investors may purchase Fund shares in one of the several ways de-scribed below. For more information or additional forms, call 1-888-204-3956. The Company or Stephens may make this Prospectus available in an electronic format. Upon receipt of a request by an investor or the investor's representa-tive, the Company or Stephens will transmit or cause to be transmitted prompt-ly, without charge, a paper copy of the electronic Prospectus.

MINIMUM INVESTMENT AMOUNT

  In most cases, investors in Fund shares are not required to establish or maintain a minimum investment amount. However, Direct Buyers are required to make an initial investment in Fund shares of at least $1 million (although this requirement may be waived under certain conditions). All investments in Fund shares are subject to a determination by the Company that the investment instructions are complete. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the in-vestor responsible for any losses or fees incurred. The Company reserves the right in its sole discretion to suspend the availability of the Fund's shares and to reject any purchase requests. Certificates for Fund shares are not issued. Selling Agents may establish investment amount and account balance requirements different from those of the Funds and may charge fees in addition to those charged by the Fund.

GENERAL

  Shares of the Fund may be purchased on any Business Day at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) will be executed at the NAV determined as of the close of regular trad-ing on the NYSE on that Business Day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Busi-ness Day. The investor's Selling Agent is responsible for the prompt transmis-sion of the investor's purchase order to the Transfer Agent on the investor's behalf. Under certain circumstances, a Selling Agent may establish an earlier deadline for receipt of orders, or an investor's order transmitted to a Sell-ing Agent may not be received by the Transfer Agent on the same day.

  Federal regulations require that an investor provide a valid taxpayer iden-tification number ("TIN"), which is usually the investor's social security number or employee identification number, upon opening or reopening an ac-count.

BENEFIT PLANS

  Shares of the Fund are offered to Benefit Plans that have appointed one of the Fund's Selling Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing ar-rangement with a Selling Agent that permits investments in Fund shares. Bene-fit Plans include 401(k) plans and plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), health and welfare plans and executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Selling Agent.

  Fund investments by participants in 401(k) plans are typically made by pay-roll deductions arranged between participants and their employers.

Participants also may make direct contributions to their accounts in special circumstances such as the transfer of a rollover amount from another 401(k) plan or from a rollover IRA. Investors should contact their employer's bene-fits department for more information about contribution methods.

  Plan Participants who have established an account with a Selling Agent may purchase Fund shares in accordance with their account arrangements with such Selling Agent. The Selling Agent is responsible for the prompt transmission of purchase orders. Selling Agents may charge additional fees for maintaining customer accounts other than those charged by the Fund.

IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  An investor may be entitled to invest in shares of the Fund through a tax-deferred retirement plan. In addition to offering investments in Fund shares through IRA rollovers, a Selling Agent may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships. Contact a Selling Agent for materials describing plans available through it, and their benefits, provisions and fees.

  Application materials for opening an IRA rollover, Keogh retirement plan or other individual retirement plan can be obtained from a Selling Agent. Com-pleted retirement plan applications should be returned to the investor's Sell-ing Agent for approval and processing. If a retirement plan application is in-complete or improperly filled out, there may be a delay before the Fund ac-count is opened. Investors should consult their Selling Agent.

PURCHASES BY QUALIFIED BUYERS

  Qualified Buyers may open a Fund account and make additional purchases through a Selling Agent with whom they have an account arrangement. Selling Agents may transmit purchase orders to the Transfer Agent on behalf of invest-ors, including purchase orders for which payment is to be made by wire or by transfer from an Approved Bank designated in an investor's Account Application ("Approved Bank Account").

PURCHASES BY DIRECT BUYERS

  Direct Buyers may open a Fund account by completing an Account Application. Direct Buyers may purchase Fund shares by contacting the

Transfer Agent, by instructing the Transfer Agent to debit an Approved Bank Account or by wire.

TO PURCHASE FUND SHARES:

  By Check: Initial and subsequent investments should be sent to MasterWorks Funds, Inc., c/o Investors Bank and Trust Co., P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130.

  By Wire: Investors establishing new accounts should telephone Investors Bank & Trust Co., at 1-888-204-3956 prior to sending the bank wire.

  Investors should instruct their bank to wire funds as follows:

  Investors Bank & Trust Co.
  ABA #011-001-438
  Attn: Transfer Agent
  Account #DDA 555555535
  For Further Credit to: MasterWorks Funds, Inc.
  Shareholder Account Name:
  Shareholder Account Number:

IN-KIND PURCHASES

  Payment for shares of the Fund may, at the discretion of BGFA as investment adviser, be made in the form of securities that are permissible investments for such Fund. Shares purchased in exchange for securities can not be redeemed until the exchange transaction has settled. For further information, see "Pur-chase and Redemption of Shares" in the SAI.

                             HOW TO REDEEM SHARES

GENERAL

  Investors may redeem all or a portion of their Fund shares on any Business Day without any charge by the Company. The redemption price of the shares is the next determined net asset value of the Fund calculated after the Company has received a redemption request in proper form. Although the Fund seeks to maintain a $1.00 net asset value per share, redemption proceeds may be more or less than that amount.

  The Company generally remits redemption proceeds from the Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of secu-rities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund or the Master Portfolio to deter-mine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Company may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten days from the purchase date). Payment of redemption proceeds may be made in portfolio securities.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time), will be executed at the net asset value determined as of the close of regular trading on the NYSE on that Business Day. Redemption orders that are received by the Transfer Agent after the close of regular trading on the NYSE will be executed on the next Business Day. The investor's Selling Agent is responsible for the prompt transmission of redemption orders to the Transfer Agent on the invest-or's behalf. Under certain circumstances, a Selling Agent may establish an earlier deadline for receipt of orders, or an investor's order transmitted to a Selling Agent may not be received by the Transfer Agent on the same day.

  Unless the investor has made other arrangements with an appropriate Selling Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by the investor through the investor's Selling Agent are credited to the investor's Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the investor's account with the investor's Selling Agent.

REDEMPTIONS BY BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT
PLANS

  Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established procedures for withdrawals, which are disclosed to investors at the time of purchase. Invest-ors may obtain more information by contacting their employer and/or their Selling Agent. The redemption procedures outlined in the remainder of this section do not apply to investors in Benefit Plans or retirement plans. In-vestors in these types of plans should contact their Selling Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY QUALIFIED BUYERS

  Qualified Buyers should contact their Selling Agent regarding redemption procedures applicable to them. The redemption procedures outlined in the re-mainder of this section do not apply to Qualified Buyers.

REDEMPTIONS BY DIRECT BUYERS

 Redemptions by Mail

  1. Write a letter of instruction to the Transfer Agent. Indicate the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN (where applicable).

  2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

  Written requests for redemptions should be mailed to MasterWorks Funds Inc., c/o Investors Bank and Trust Co., P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130.

  Unless other instructions are given in proper form, a check for the redemp-tion proceeds is sent to the investor's address of record.

 Redemptions by Telephone

  Telephone redemption or exchange privileges are made available to Direct Buyers who have completed the "Redemption by Telephone" section when opening their Fund account. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identifica-tion, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  If you have completed the Redemption by Telephone portion of a Fund's ac-count application, you may redeem Fund shares on any Business Day by calling the Transfer Agent at 1-888-204-3956 before the close of regular trading on the NYSE, generally 4:00p.m. Eastern Time.

  During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting the Transfer Agent by telephone to request a re-demption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures made available to such investors. Use of these other redemption procedures may result in the investor's redemption re-quest being processed at a later time than it would have been if telephone re-demption had been used. During the delay, the Fund's net asset value may fluc-tuate.

 Expedited Redemptions by Letter and Telephone

  A Direct Buyer may request an expedited redemption of Fund shares by letter, in which case the investor's receipt of redemption proceeds, but not the Fund's receipt of the investor's redemption request, would be expedited. Tele-phone redemption and exchange privileges are made available to a Direct Buyer automatically upon the opening of an account unless the investor declines such privileges. The investor also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both the investor's re-ceipt of redemption proceeds and the Fund's receipt of the investor's redemp-tion request would be expedited.

  Direct Buyers may request expedited redemption by telephone by calling the Transfer Agent at 1-888-204-3956.

  Direct Buyers may request expedited redemption by mailing an expedited re-demption request to the Transfer Agent.

  Upon request, proceeds of expedited redemptions are wired or credited to an Approved Bank Account. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of an individual and corporate investor's expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an approved bank that the investor has not predesignated in his or her Account Application, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If the investor's expedited redemption request is received by the Transfer Agent on a Business Day, the investor's redemption proceeds are transmitted to the investor's Approved Bank Account on the next Business Day (assuming the investor's investment check has cleared as described above), ab-sent extraordinary circumstances. Such extraordinary circumstances could in-clude those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds.

                              EXCHANGE PRIVILEGE

  The exchange privilege enables an investor to exchange for shares of the Fund, shares of another fund offered by the Company in the investor's state of residence. Before undertaking an exchange into another fund, investors should obtain and read a copy of the current prospectus of the fund into which the exchange is being made. A prospectus may be obtained by calling MasterWorks Funds at 1-888-204-3956.

  Shares are exchanged at the next determined net asset value. No fees are currently charged to shareholders directly in connection with exchanges, al-though the Company reserves the right, upon not less than 60 days' written no-tice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the SEC. The Company reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interests of such fund's other shareholders, such as when management be-lieves such action would be appropriate to protect a fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection is made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchanges. The exchange privi-lege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

  Shares of the Fund are sold on a continuous basis at the applicable offering price (net asset value per share) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") is determined each Business Day as of the close of regular trading on the NYSE (currently, 1:00 p.m. Pacific time). On any day the trading markets for both U.S. Govern-ment securities and money market instruments close early, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Fund may be earlier than 1:00 p.m. (Pacific time).

  The NAV of a share of the Fund or an interest in the Master Portfolio is calculated by dividing the value of total assets, less liabilities, by the number of outstanding shares. All expenses are accrued daily and taken into account for the purposes of calculating NAV. The Master Portfolio's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors and MIP's Board of Trustees believe that this valuation method accurately reflects fair value. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there can be no assurance that it will be able to do so. The Fund's investments in the Master Portfolio are val-ued at the NAV of the Master Portfolio's interests. The Master Portfolio cal-culates the NAV of its interests on the same day and at the same time as the Fund. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to declare dividends daily and pay dividends monthly. An investor begins earning dividends on the day after the date such investor's purchase order for shares is effective and continues to earn dividends through the date the investor redeems such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If an investor redeems shares before the dividend payment date, any dividends credited to such in-vestor's account are paid on the following dividend payment date. The Fund de-clares and distributes capital gains (if any) at least annually. Dividends and capital gain distributions are automatically reinvested in additional Fund shares at net asset value.

                                     TAXES

GENERAL

  Distributions from the Fund's net investment income and net short-term capi-tal gains, if any, are designated as dividend distributions and are taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains are designated as capital gain distributions and are taxable to the Fund's shareholders as long-term capital gains. Noncorporate shareholders may be taxed on such gain at preferential rates. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. How-ever, distributions declared in October, November and December, and distrib-uted by the following January will be taxable as if they were paid by Decem-ber 31.

  Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Taxes --Disposition of Fund Shares" in the SAI.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may be subject to withholding taxes. See "Taxes -- Backup Withholding" in the SAI.

BENEFIT PLAN INVESTORS

  As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net invest-ment income and capital gain distributions.

  However, such tax-deferred investors may be subject to tax on certain unre-lated business taxable income which could arise, for example, when such in-vestors acquire shares in the Fund through the use of leverage. Tax-deferred investors should consult their tax advisors regarding the unrelated business taxable income rules.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the im-portant federal tax considerations generally affecting the Fund and its share-holders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY

  The Fund is a series of the Company. The Company was organized as a Maryland corporation on October 15, 1992, and currently offers twelve series of shares. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201.

  The Board of Directors of the Company supervises the Fund's activities and monitors the Fund's contractual arrangements with various service providers. Additional information about the Directors and Officers of the Company is in-cluded in the Fund's SAI under "Management." Although the Company is not re-quired to hold regular annual shareholder meetings, occasional annual or spe-cial meetings may be required for purposes such as electing and removing Di-rectors, approving advisory contracts, and changing the Fund's investment ob-jective or fundamental investment policies.

VOTING

  All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund, unless otherwise required by law (such as when a matter affects only one fund). Shareholders of the Fund are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being sub-mitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed descrip-tion of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

THE MASTER PORTFOLIO

  Whenever the Fund, as an interestholder of the Master Portfolio, is re-quested to vote on any matter submitted to interestholders of the Master Port-folio, the Fund will hold a meeting of its shareholders to consider such mat-ters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholder. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or re-tain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substi-tute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, serves as independent auditors for the Company.

LEGAL COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Company.

INFORMATION ON THE FUND

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-888-204-3956.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OF-FERING MAY NOT LAWFULLY BE MADE.

                  APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Set forth below is a description of certain investments and additional in-vestment policies for the Fund, except where otherwise indicated. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, UN-LESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVEST-MENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE MASTER PORTFOLIO IN WHICH SUCH FUND INVESTS ITS ASSETS.

  The Fund may invest in the following types of money market instruments:

  U.S. GOVERNMENT OBLIGATIONS -- The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agen-cies or instrumentalities. Payment of principal and interest on U.S. Govern-ment obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality it-self (as with FNMA notes). In the latter case, the investor must look princi-pally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide finan-cial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Gov-ernment obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obliga-tions are subject to fluctuations in yield or value due to their structure or contract terms.

ASSET-BACKED SECURITIES

  The Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in ef-fect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities var-ies with the maturities of the underlying instruments and is likely to be sub-stantially less than the original maturity of the assets underlying the secu-rities as a result of prepayments. For this and other reasons, an asset-backed security's stated ma-turity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

  BANK OBLIGATIONS -- The Fund may invest in bank obligations which include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  Fixed time deposits are obligations of banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the re-maining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Fund not to invest in fixed time deposits subject to with-drawal penalties, other than overnight deposits, or in repurchase agreements with more than seven days to maturity or other illiquid securities, if more than 10% of the value of its net assets would be so invested.

  Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less market-able than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obliga-tions, that foreign deposits may be seized or nationalized, that foreign gov-ernmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examina-tion by any U.S. Government agency or instrumentality.

  COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS -- The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corpora-tions to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pur-suant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

  The Fund also may invest in high quality non-convertible corporate debt se-curities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced be-low the minimum rating required for purchase by the Fund. The investment ad-viser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be sub-ject to additional risk of default.

  REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that secu-rity from the Fund at a mutually-agreed upon time and price. The period of ma-turity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repur-chase agreement transactions with other funds advised by BGFA.

  LETTERS OF CREDIT -- Certain of the debt obligations, certificates of par-ticipation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as adviser, be of in-vestment quality comparable to other permitted investments of the Fund.

  INVESTMENT COMPANY SECURITIES -- The Master Portfolio may invest in securi-ties issued by other investment companies which principally invest in securi-ties of the type in which the Master Portfolio invests. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one in-vestment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other ex-penses.

  MUNICIPAL OBLIGATIONS -- The Fund may invest in municipal obligations. Mu-nicipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other reve-nues. The ability of an issuer to make payments on notes is therefore espe-cially dependent on such tax receipts, proceeds from bond sales or other reve-nues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal work-ing capital needs or as short-term financing in anticipation of longer-term debt.

  The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940
Act) long-term municipal bonds, municipal notes and short-term municipal com-mercial paper, with remaining maturities not exceeding 13 months.



  FLOATING- AND VARIABLE-RATE OBLIGATIONS -- The Fund may purchase debt in-struments with interest rates that are periodically adjusted at specified in-tervals or whenever a benchmark rate or index changes. The floating- and vari-able-rate instruments that the Fund may purchase include certificates of par-ticipation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Float-ing- and variable-rate instruments are subject to interest-rate risk and credit risk.

  PARTICIPATION INTERESTS -- The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

  ILLIQUID SECURITIES -- The Fund may invest in securities not registered un-der the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or diffi-culty in selling securities may result in a loss or be costly to the Fund.

INVESTMENT POLICIES

  The Fund's investment objective, as set forth in the first paragraph of "The Fund -- Investment Objective and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a major-ity of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in or-der to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net as-sets exists); (ii) make loans of portfolio securities or other assets, howev-er, as a matter of current operating policy, the Fund does not loan its port-folio securities and loans for purposes of this restriction will not include the purchase of fixed-time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio; and
(iii) not invest 25% or more of its total assets (i.e., concentrate) in any particular industry, excluding: a) U.S. Government obligations and b) obliga-tions of banks to the extent that the SEC, by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations.

As a matter of non-fundamental policy:

1. The Fund may invest in shares of other open-end management investment com-panies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

2. The Fund may not invest more than 10% of its net assets in illiquid securi-ties. For this purpose, illiquid securities include, among others, (i) securi-ties that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.



  Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fun-damental investment objective, policies and limitations as the Fund.

                              INVESTMENT RATINGS

STANDARD & POOR'S RATING

  BOND RATINGS -- Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal al-though they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated catego-ries.

  COMMERCIAL PAPER AND LOAN PARTICIPATION RATINGS -- Commercial paper and loan participations with the greatest capacity for timely payment are rated "A" by S&P. Issues within this category are further defined with designations "1," "2" and "3" to indicate the relative degree of safety; "A-1," the highest of the three, indicates the degree of safety is very high.

MOODY'S INVESTORS SERVICE RATINGS

  BOND RATINGS -- Bonds rated "Aaa" by Moody's are judged to be the best qual-ity. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated "Aa" are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective ele-ments may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than is the case with "Aaa" securities. Bonds which are rated A possess many favorable investment attri-butes and are to be considered as upper medium grade obligations. Factors giv-ing security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  COMMERCIAL PAPER AND LOAN PARTICIPATION RATINGS -- Moody's employs the des-ignations of "Prime-1," "Prime-2" and "Prime-3" to indicate the relative ca-pacity of the rated issuers or borrowers to repay punctually. "Prime-1" is the highest rating assigned by Moody's. Issuers or makers of "Prime-1" obligations must have a superior capacity for repayment of short-term promissory obliga-tions, and will normally be evidenced by leading market positions in well es-tablished industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  ADDITIONAL RATINGS OF NRSRO'S ARE DESCRIBED IN THE APPENDIX TO THE SAI.

                   SPONSOR, DISTRIBUTOR AND CO-ADMINISTRATOR
                                 Stephens Inc.
                             Little Rock, Arkansas

                               CO-ADMINISTRATOR
                        Barclays Global Investors, N.A.
                               San Francisco, CA

                              INVESTMENT ADVISER
                         Barclays Global Fund Advisors
                           San Francisco, California

                                   CUSTODIAN
                        Investors Bank & Trust Company
                             Boston, Massachusetts

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                        Investors Bank & Trust Company
                             Boston, Massachusetts

                                 LEGAL COUNSEL
                            Morrison & Foerster LLP
                               Washington, D.C.

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           San Francisco, California

THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE  COMMISSION,   ANY  STATE   SECURITIES  COMMISSION  OR   ANY  OTHER
  REGULATORY AUTHORITY,  NOR HAVE  ANY OF  THE FOREGOING  AUTHORITIES PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

MasterWorks(R) Funds
c/o Investors Bank and Trust Co.
200 Clarendon Street
Boston, MA 02116

                            MASTERWORKS FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                               MONEY MARKET FUND

                          SEPTEMBER 1, 1998

                            _______________________

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Company's MONEY MARKET FUND (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). The Master Portfolio has the same investment objective as the Fund as described in its Prospectus. See "The Fund--Investment Objective and Policies."

  Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

  This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus, also dated September 1, 1998. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing MasterWorks Funds Inc., c/o Investors Bank & Trust Co., --Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                      ---------
General Information.................................................................          1
Investment Restrictions.............................................................          1
Additional Permitted Investment Activities..........................................          3
Management..........................................................................          7
Performance Information.............................................................         12
Determination of Net Asset Value....................................................         14
Purchase and Redemption of Shares...................................................         15
Portfolio Transactions..............................................................         16
Taxes...............................................................................         18
Capital Stock.......................................................................         22
Other...............................................................................         23
Counsel.............................................................................         23
Independent Auditors................................................................         23
Financial Information...............................................................         23
SAI Appendix........................................................................        A-1
Financial Statements................................................................        F-1

                              GENERAL INFORMATION

  The Company is a registered investment company which currently offers twelve series, including the Fund. On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds Inc." REFERENCES TO THE INVESTMENTS, INVESTMENT POLICIES AND
                          ------------------------------------------------------
RISKS OF THE FUND UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES
--------------------------------------------------------------------------------
TO THE INVESTMENTS, INVESTMENT POLICIES AND RISKS OF THE MASTER PORTFOLIO.
-------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

  FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following investment restrictions, all of which are fundamental policies.

The Money Market Fund may not:

  (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; and (ii) obligations of banks to the extent that the U.S. Securities and Exchange Commission ("SEC"), by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

  (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

  (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

  (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

  (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

  (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (6);

  (7) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (7);

  (8) borrow money or issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

  (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

  (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10); or

  (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

  (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investments in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

  (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

  (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

    Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

  General.  The assets of the Fund consist only of obligations maturing within
  --------
thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's
Prospectus.

  Unrated Investments. The Fund may purchase instruments that are not rated if,
  -------------------
in the opinion of BGFA, as adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Directors of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI
Appendix.

  Pass-Through Obligations. Certain of the debt obligations in which the Fund
  ------------------------
may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

  Loans of Portfolio Securities. The Fund may lend its securities to brokers,
  -----------------------------
dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Government securities or an irrevocable letter of credit which is marked to market daily to ensure that each loan is fully collateralized; (2) the Fund may at any time recall the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and
(4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Fund does not currently intend to lend its portfolio securities.

  Repurchase Agreements.  The Fund may engage in a repurchase agreement with
  ----------------------
respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

  Floating- and Variable-Rate Obligations. The Fund may purchase floating- and
  ----------------------------------------
variable-rate obligations as described in the Prospectus. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  The following types of derivative securities ARE NOT permitted investments for the Fund:

  * capped floaters (on which interest is not paid when market rates move above a certain level);

  * leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  * range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  * dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value);
     and

  * inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
  ----------------------------------------------------------------------------
The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

  Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when
                                                   ---
interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above, the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

  The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

  Rule 144A.  It is possible that unregistered securities, purchased by the Fund
  ----------
in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

  Foreign Obligations. Investments in foreign obligations involve certain
  -------------------
considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


                                   MANAGEMENT

  Directors and Officers. The following information supplements and should be
  ----------------------
read in conjunction with the Prospectus section entitled "Management of the Fund." Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.

                                                                            Principal Occupations
Name, Address and Age                  Position                             During Past 5 Years
---------------------                  --------                            ---------------------
Jack S. Euphrat, 75                    Director                            Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                    Director,                           Executive Vice President of Stephens;
                                       Chairman and                        President of Stephens Insurance Services Inc.;
                                       President                           Senior Vice President of Stephens Sports Management Inc.;
                                                                           and President of Investors Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director                            Associate Professor of Finance
P.O. Box 7285                                                              Calloway School of Business and Accounting at
Reynolda Station                                                           Wake Forest University since 1982.
Winston-Salem, NC 27109

*W. Rodney Hughes, 71                  Director                            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

                                                                            Principal Occupations
Name, Address and Age                  Position                             During Past 5 Years
---------------------                  --------                            ---------------------
*J. Tucker Morse, 53                   Director                            Chairman of Home Account Network, Inc.;
4 Beaufain Street                                                          Real Estate Developer;
Charleston, SC 29401                                                       Chairman of Renaissance Properties Ltd.;
                                                                           President of Morse Investment Corporation;
                                                                           and Co-Managing Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief                               Vice President of Stephens;
                                       Operating                           Director of Stephens Sports Management Inc.;
                                       Officer,                            and Director of Capo Inc.
                                       Secretary and
                                       Treasurer

                               COMPENSATION TABLE
                  For the Fiscal Year Ended February 28, 1998

                                       Aggregate           Total Compensation
                                     Compensation           from Registrant
Name and Position                   from Registrant         and Fund Complex
-----------------                   ---------------         ----------------
Jack S. Euphrat                       $11,250                  $11,250
  Director

*R. Greg Feltus
  Director                                  0                        0

Thomas S. Goho
  Director                            $11,250                  $11,250

*Zoe Ann Hines/1/
  Director                                  0                        0

*W. Rodney Hughes
  Director                            $11,000                  $11,000

Robert M. Joses/2/
  Director                            $ 1,000                  $ 1,000

*J. Tucker Morse
  Director                            $11,000                  $11,000

---------------

/1/  Zoe Ann Hines retired as of January 28, 1998.

/2/  Robert M. Joses retired as of December 31, 1997.

  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Master Investment Portfolio and Managed Series Investment Trust together form a separate "fund complex", as such term is defined in Form N-1A under the 1940 Act (the "BGFA Fund Complex" ). Stagecoach Funds, Inc., Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex (the "Wells Fargo Fund Complex"). Prior to December 15, 1997, the Wells Fargo Fund Complex also included Overland Express Funds, Inc. and Master Investment Trust. On that date, Overland Express Funds, Inc. was consolidated with and into Stagecoach Funds, Inc., and Master Investment Trust was dissolved. Each of the Directors and Officers of the Company serves in the identical capacity as Directors/Trustees and Officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes. The Directors are compensated by other companies and trusts within a fund complex for their services as Directors/Trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  Master/Feeder Structure. The Fund seeks to achieve its investment objective
  -----------------------
by investing all of its assets in the Money Market Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the
              ---
Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

  The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIP is located in the Fund's SAI under "Management."

  Investment Adviser. At a special meeting held on August 14, 1998, the Fund's
  ------------------
Shareholders approved a plan to reorganize the Fund from its current stand-alone structure to a master/feeder structure (the "Reorganization").
As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has the same investment objective and invests in the same kinds of securities as the Fund. The Master Portfolio retained BGFA, the investment adviser to the Fund, to manage its assets. The advisory fee level is 0.10% of average net assets per annum, compared to the previous level of 0.35%. BFGA no longer engages an investment sub-adviser, but instead manages the Master Portfolio's assets itself. Pursuant to the Advisory Contract, BGFA furnishes the Company's Board of Directors with periodic reports on the investment strategy and performance of the Master Portfolio.

  The Investment Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or by MIP's Board of Trustees, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Contracts are terminable without penalty, on 60 days' written notice by the Company's Board of Directors or by vote of the holders of a majority of the Fund's shares, or, after the Reapproval Date, on not less than 60 days' written notice, by BGFA. The Contracts terminate automatically in the event of an assignment (as defined in the 1940 Act).

  For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal years ended February 28, 1997 and February 28, 1998, the Fund paid the following advisory fees to BGFA, without waivers:

                               1/1/96 - 2/29/96       FYE 2/28/97        FYE 2/28/98
                                  Fees Paid            Fees Paid          Fees Paid
                                  ---------            ---------          ---------
Money Market Fund                 $89,609              $570,332           $630,279

  Prior to January 1, 1996, Wells Fargo Bank provided investment advisory services to the Fund pursuant to an Investment Advisory Agreement, the terms of which were identical in all material respects, other than the identity of the parties, to the BGFA Advisory Contract.

  For the fiscal year ended February 28, 1995 and for the period beginning March 1, 1995 and ended December 31, 1995, the Fund paid advisory fees to Wells Fargo Bank and Wells Fargo Bank waived advisory fees as follows:

                                               FYE 2/28/95                         3/1/95 - 12/31/95
                                       Fees Paid         Fees Waived         Fees Paid         Fees Waived
                                       ---------         -----------         ---------         -----------
Money Market Fund                      $371,199              0               $435,178          $51,320

    As of the Conversion Date, BGFA no longer engages Wells Fargo Bank to provide sub-investment advisory services pursuant to a Sub-Advisory Contract. Wells Fargo Bank received fees at an annual rate of 0.05% of the Fund's average daily net assets. For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal years ended February 28, 1997 and February 28, 1998, BGFA paid to Wells Fargo Bank the sub-advisory fees indicated below, without waivers:

                          1/1/96-2/29/96               FYE 2/28/97                 FYE 2/28/98
                             FEES PAID                  FEES PAID                   FEES PAID
                             ---------                  ---------                   ---------
Money Market Fund            $12,801                    $80,773                     $90,190



  Co-Administrators. The Company has engaged Stephens Inc. ("Stephens") and
  -----------------
Barclays Global Investors, N.A. ("BGI") to provide certain administration services to the Fund. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administration services, among other things: (i) general supervision of the operation of the Company and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund together with all other administrative services that are not being furnished by the Fund's investment adviser. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations. For providing such services, Stephens and BGI are entitled to a fee of 0.35% of the Fund's average daily net assets. Effective October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services. Prior to October 21, 1996, Stephens served as sole administrator to the Fund.

  For the fiscal years ended February 29, 1996, February 28, 1997, and February 28, 1998, the Fund paid the following administration fees:

                                           FYE 2/29/96           FYE 2/28/97             FYE 2/28/98
                                           -----------           -----------             -----------
Money Market Fund                          $76,777               $111,048(1)             $179,427(2)

_______________

(1) This amount includes $75,738 paid to Stephens during the fiscal year and $35,310 paid to BGI under the Co-Administration Agreement during the period from October 21, 1996 to February 28, 1997.

(2) For this period all co-administration fees were paid jointly to Stephens and BGI.

  Distributor. Stephens acts as the exclusive distributor of the Fund's shares
  -----------
pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company. Shares are sold on a continuous basis by Stephens as agent, although Stephens is not obligated to sell any particular amount of shares. No compensation is payable by the Company to Stephens for its distribution services. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the Adviser discussed above.

  Custodian. IBT, concurrent with its appointment as sub-administrator for the
  ---------
Fund on October 21, 1996, also has been retained to act as Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Company, on behalf of the Fund. Prior to October 21, 1996, BGI served as the Fund's custodian and was not entitled to receive a fee. Prior to January 1, 1996, Wells Fargo Bank served as the Fund's custodian. For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal year ended February 28, 1997, the Fund did not pay any custody fees.

  Transfer and Dividend Disbursing Agent.  IBT also acts as the transfer
  --------------------------------------
and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee computed on the basis of the number of shareholder accounts that it maintains for the Fund and to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. The annual maintenance fee is paid as follows:

                                                  ANNUAL FEE
                                        ------------------------------
      Up to 200 accounts*                  $6,000 per feeder/class
      From 201 to 250 accounts             $8,500 per feeder/class
      Over 250 accounts                    $10,000 per feeder/class

_______________
* Defined as each account that is set up for an individual or plan sponsor on a fund by fund basis.

  In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies which the Company specifically orders or requires IBT to order.

  Prior to March 2, 1998, Wells Fargo Bank served as transfer and dividend disbursing agent to the Fund, and was entitled to receive a monthly fee at an annual rate of 0.05% of the average daily net assets of each Fund for such services.

                            PERFORMANCE INFORMATION

  Generally. The yield for the Fund fluctuates from time to time, unlike bank
  ---------
deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

  Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The current yields for the Fund for the seven-day and thirty day periods ended February 28, 1998 were 5.24% and 5.27%, respectively.

  Effective yield for the Money Market Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The effective yield for the Fund for the seven-day period ended February 28, 1998 was 5.38%.

  In addition, investors should recognize that changes in the net asset values of shares of the Money Market Fund affect the yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Performance Comparisons. From time to time and only to the extent the
  -----------------------
comparison is appropriate for the Fund, the Company may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

  From time to time, the Company may quote the Fund's performance in advertising and other types of literature as compared to the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, Donoghue Taxable Money Market Fund Average, Salomon Three-Month Treasury Bill Index, or Bank Averages, which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest. The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in advertising and other types of sales literature the level and categories of assets under management by the Fund's investment adviser, sub-adviser or their affiliates.

  The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

  Other Advertising Items. The Company also may discuss in advertising and other
  -----------------------
types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

  The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

  Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by MIP's Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, MIP's Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the

Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by MIP's Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                       PURCHASE AND REDEMPTION OF SHARES

  Terms of Purchase. The Fund is generally open Monday through Friday and closed
  -----------------
on weekends, NYSE holidays and federal bank holidays. The holidays on which the Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s, Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Veterans Day, Columbus Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

  Payment for shares of the Fund may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

  Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

  The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors and BGFA, BGFA is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BFGA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BFGA exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

  Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Broker/dealers utilized by BFGA may furnish statistical, research and other information or services which are deemed by BFGA to be beneficial to the Fund's investment programs. Research services received from brokers supplement BFGA's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BFGA and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

  The outside research assistance is useful to BFGA since the brokers utilized by BFGA as a group tend to follow a broader universe of securities and other matters than the staff of BGFA can follow. In addition, this research provides BGFA with a diverse perspective on financial markets. Research services which are provided to BGFA by brokers are available for the benefit of all accounts managed or advised by BGFA. It is the opinion of BGFA that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of BGFA's investment advice.

  Portfolio Turnover.  Because the portfolio of the Fund consists of securities
  ------------------
with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

  Securities of Regular Broker/Dealers.  As of February 28, 1998 the Fund owned
  ------------------------------------
no securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.

                                     TAXES

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

  General.  The Company intends to qualify the Fund as a regulated investment
  -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied individually to the Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and net realized capital gains distributed to its shareholders.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  The Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually, or be deemed to be, made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains, if any, for each year.

  In addition, a regulated investment company must, in general, derive less than 30% of its gross income for a taxable year from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

  The Fund seeks to invest substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. The Fund will be treated as owning the Master Portfolio's assets in the proportion of the Fund's ownership interest in the Master Portfolio. The Master Portfolio's assets, income and distributions will be managed in a manner that enables the Fund to satisfy the requirements, set forth above, imposed on regulated investment companies. Furthermore, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends, gains or losses without a distribution.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund (other
  ----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net realized capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Taxation of Master Portfolio Investments.  Except as otherwise provided
  ----------------------------------------
herein, gains and losses realized by the Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

  Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

  If the Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

  Capital Gain Distributions.  Distributions which are designated by the Fund as
  --------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  Other Distributions.  For federal income tax purposes, the Fund's earnings and
  --------------------
profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
  --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (deemed to be received in the case of an exchange) and the cost of the shares.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to those shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). The amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Backup Withholding.  The Company may be required to withhold, subject to
  ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the taxpayer identification number ("TIN"), which usually is the individual shareholder's social security number, provided to the Company is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit against the shareholder's federal income tax liability, if any, or otherwise will be refundable. An investor must provide a valid TIN to the Company upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) generally are not subject to backup withholding.

  Foreign Shareholders.  Under the Code, distributions of net investment income
  --------------------
by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain generally are not subject to federal income tax withholding.

  New Regulations.  On October 6, 1997, the Treasury Department issued new
  ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations generally will be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of its distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the application of the New Regulations.

  Foreign Taxes.  Income and dividends received by a Fund from foreign
  -------------
securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be able to make such an election.

  Tax-Deferred Plans.  The shares of the Fund are available for a variety of
  ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts. Investors should contact their selling agents for details concerning retirement and other plans.

  Other Matters.  Investors should be aware that the investments to be made by
  -------------
the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

  The Company, an open-end, management investment company, was incorporated in Maryland on October 15, 1992. The authorized capital stock of the Company consists of 12,100,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of twelve series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios.

  All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Money Market Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 21, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, MIP's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

  The interests in the Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

  In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

  As of May 30, 1998, Merrill Lynch Trust Co. FSB, FBO Various 401(K) Plans, P.O. Box 62000, San Francisco, CA 94162, was the record owner of approximately 97.09% of the outstanding voting securities of the Fund, and may be presumed to "control" the Fund as that term is defined in the 1940 Act.

                                     OTHER

  The Registration Statement, including the Prospectus for the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
                                    COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006-1812, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

                              INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.

                             FINANCIAL INFORMATION

  The audited financial statements, including the portfolio of investments and independent auditors' report for the fiscal year ended February 28, 1998 for the Fund are hereby incorporated by reference to the MasterWorks Funds Inc. Annual Report, as filed with the SEC on May 1, 1998. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                 SAI APPENDIX

         Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Inc. and IBCA Limited ("IBCA"), and BankWatch:

S&P

BOND RATINGS

"AAA"

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

         Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S

BOND RATINGS

"Aaa"

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

         The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"Aaa"

         Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

         Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

         Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

         Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DUFF

BOND RATINGS

"AAA"

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA"

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A"

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB"

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

         The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

BOND AND LONG-TERM RATINGS

         Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

         The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

         An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or interestholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

BANK WATCH

         BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

         AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

         AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                            MASTERWORKS FUNDS INC.
                          FILE NO. 33-54126; 811-7332

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.
          ---------------------------------

   (a) Financial Statements:

         The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1998 for the Asset Allocation, Bond Index, Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Short-Intermediate Term, S&P 500 Stock and U.S. Treasury Allocation Funds are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on May 1, 1998.

         The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1998 for the Asset Allocation, Bond Index, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Index and U.S. Treasury Allocation Master Portfolios of Master Investment Portfolio ("MIP"), and for the Growth Stock and Short-Intermediate Term Master Portfolios of Managed Series Investment Trust ("MSIT") are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on May 1, 1998.

   (b) Exhibits:

   Exhibit
   Number                    Description
   ------                    -----------

    1                         -   Restated Articles of Incorporation dated October 31, 1995, incorporated by reference to
                                  Post-Effective Amendment No. 11, filed December 1, 1995.

    2                         -   By-Laws, incorporated by reference to Post-Effective Amendment No. 8, filed June 27, 1995.

    3                         -   Not applicable

    4                         -   Not applicable

    5                         -   Not applicable


   Exhibit
   Number                    Description
   ------                    -----------
    6                         -   Amended and Restated Distribution Agreement with Stephens Inc. on behalf of the Funds, dated
                                  February 16, 1996, incorporated by reference to Post-Effective Amendment No. 13, filed June 28,
                                  1996.

    7                         -   Not applicable.

    8                         -   Custody Agreement with Investors Bank & Trust Company on behalf of the Funds, dated October 21,
                                  1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.

    9(a)                      -   Transfer Agency and Service Agreement with Investors Bank & Trust Company on behalf of the Funds, dated February 27, 1998, filed July 2, 1998.

    9(b)                      -   Shareholder Servicing Plan and Form of Shareholder Servicing Agreement for the Growth, Growth
                                  Stock, Short-Intermediate Term, Asset Allocation, U.S. Treasury Allocation, Bond Index, S&P 500
                                  Stock and Money Market Funds, filed July 2, 1998.

    9(b)(i)                   -   Shareholder Servicing Plan and Form of Shareholder Servicing Agreement for the LifePath 2000,
                                  LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, incorporated by reference to
                                  Post-Effective Amendment No. 11, filed December 1, 1995.

    9(c)(i)                   -   Co-Administration Agreement with Stephens Inc. and Barclays Global Investors, N.A. on behalf of the Funds, dated October 21, 1996, as amended on June 11, 1998, filed herewith.

    9(c)(ii)                  -   Sub-Administration Agreement by and among Barclays Global Investors, N.A. and Investors Bank &
                                  Trust Company on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-
                                  Effective Amendment No. 14, filed June 30, 1997 (previously listed as exhibit 5(b)(ii)).

    9(d)                      _   Service Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Funds, dated December 31, 1997, July 2, 1998.

    9(e)                      -   Financial Services Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Funds, dated December 31, 1997, filed July 2, 1998.

    10                        -   Opinion and Consent of Counsel, filed herewith.

    11                        -   Consent of Independent Auditors, filed herewith.

    12                        -   Not applicable

    13                        -   Not applicable

    14                        -   Not applicable

    15                        -   Not applicable

    16                        -   Not applicable

   Exhibit
   Number                     Description
   ------                     -----------
    17                        -  See Exhibit 27

    18                        -  Not applicable

    19                        -  Powers of Attorney for Jack S. Euphrat, R. Greg Feltus, Thomas S. Goho, Zoe Ann Hines, W. Rodney
                                 Hughes, Robert M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment
                                 No. 14, filed June 30, 1997.

    27                        -  Financial Data Schedules for the fiscal period ended February 28, 1998, incorporated by reference to the Form N-SAR filed on April 28, 1998.

Item 25. Persons Controlled by or under
         Common Control with Registrant
         ------------------------------

         As of June 1, 1998, each Fund owned the following percentages of the outstanding beneficial interests of the corresponding Master Portfolios of MIP or MSIT. As such, each Fund could be considered a controlling person of the corresponding Master Portfolio for purposes of the 1940 Act.

                                                                                                      Percentage
                                                          Corresponding                              of beneficial
Fund                                                     Master Portfolio                           interests held
--------------------------------------  --------------------------------------------------        -------------------
LifePath 2000 Fund                      LifePath 2000 Master Portfolio (MIP)                             43.13%
LifePath 2010 Fund                      LifePath 2010 Master Portfolio (MIP)                             54.90%
LifePath 2020 Fund                      LifePath 2020 Master Portfolio (MIP)                             45.87%
LifePath 2030 Fund                      LifePath 2030 Master Portfolio (MIP)                             41.10%
LifePath 2040 Fund                      LifePath 2040 Master Portfolio (MIP)                             32.68%
Asset Allocation Fund                   Asset Allocation Master Portfolio (MIP)                          99.99%
Bond Index Fund                         Bond Index Master Portfolio (MIP)                                99.99%
S&P 500 Stock Fund                      S&P 500 Index Master Portfolio (MIP)                             88.41%
U.S. Treasury Allocation Fund           U.S. Treasury Allocation Master Portfolio (MIP)                  99.99%
Growth Stock Fund                       Growth Stock Master Portfolio (MSIT)                             99.99%
Short-Intermediate Term Fund            Short-Intermediate Term Master Portfolio (MSIT)                  99.99%


Item 26. Number of Holders of Securities.
         -------------------------------

         As of June 1, 1998, the number of record holders of each class of securities of the Registrant for the following funds were as follows:


                                                                         Number of
Title of Class                                                        Record Holders
---------------------------------------------------------          --------------------
Asset Allocation Fund                                                        14
Bond Index Fund                                                              18
Growth Stock Fund                                                             8
LifePath 2000 Fund                                                           11
LifePath 2010 Fund                                                           12
LifePath 2020 Fund                                                           12
LifePath 2030 Fund                                                           12
LifePath 2040 Fund                                                           11
Money Market Fund                                                             5
Short-Intermediate Term Fund                                                  5
S&P 500 Stock Fund                                                           66
U.S. Treasury Allocation Fund                                                 8

Item 27. Indemnification.
         ---------------

         The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

              (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and
      (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

              (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28. Business and Other Connections
         of Investment Adviser.
         ----------------------

        The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolios to the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Asset Allocation, Bond Index, Money Market, S&P 500 Stock and U.S. Treasury Allocation Funds are advised by Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company). The corresponding MSIT Master Portfolios to the Growth Stock and Short-Intermediate Term Funds are advised by BGFA and sub-advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly-owned subsidiary of Wells Fargo & Company.

        BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities, including acting as investment adviser and/or sub-adviser to certain open-end management investment companies and various other institutional investors.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position                Principal Business(es) During at
at BGFA                          Least the Last Two Fiscal Years
-------------------------------  -----------------------------------------------------------------------------
Frederick L.A. Grauer            Director of BGFA and Co-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                    Director of BGFA and C-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                 Chairman of the Board of Directors of BGFA
Chairman and Director            and Chief Executive Officer of BGI
                                 45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher                Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer          45 Fremont Street, San Francisco, CA 94105
                                 Managing Director and Principal Accounting Officer at
                                 Bankers Trust Company from 1988 - 1997
                                 505 Market Street, San Francisco, CA  94105

        To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position             Principal Business(es) and Address(es)
at Wells Fargo Bank           During at Least the Last Two Fiscal Years
----------------------------  --------------------------------------------------------------------------------
H. Jesse Arnelle              Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                      455 Market Street
                              San Francisco, CA  94105

                              Director of Armstrong World Industries, Inc.
                              5037 Patata Street
                              South Gate, CA  90280

                              Director of Eastman Chemical Corporation
                              12805 Busch Place
                              Santa Fe Springs, CA  90670

                              Director of FPL Group, Inc.
                              700 Universe Blvd.
                              P.O. Box 14000
                              North Palm Beach, FL  33408

Michael R. Bowlin             Chairman of the Board of Directors, Chief Executive Officer,
Director                      Chief Operating Officer and President of
                              Atlantic Richfield Co. (ARCO)
                              Highway 150
                              Santa Paula, CA  93060

Edward Carson                 Chairman of the Board and Chief Executive Officer of
Director                      First Interstate Bancorp
                              633 West Fifth Street
                              Los Angeles, CA  90071

                              Director of Aztar Corporation
                              2390 East Camelback Road  Suite 400
                              Phoenix, AZ  85016

                              Director of Castle & Cook, Inc.
                              10900 Wilshire Blvd.
                              Los Angeles, CA  90024

                              Director of Terra Industries, Inc.
                              1321 Mount Pisgah Road
                              Walnut Creek, CA  94596

William S. Davilla            President (Emeritus) and a Director of
Director                      The Vons Companies, Inc.
                              618 Michillinda Ave.
                              Arcadia, CA  91007

                              Director of Pacific Gas & Electric Company
                              788 Taylorville Road
                              Grass Valley, CA  95949

Rayburn S. Dezember           Director of CalMat Co.
Director                      3200 San Fernando Road
                              Los Angeles, CA  90065

                              Director of Tejon Ranch Company
                              P.O. Box 1000
                              Lebec, CA  93243

                              Director of The Bakersfield Californian
                              1707 I Street
                              P.O. Box 440
                              Bakersfield, CA  93302

                              Trustee of Whittier College
                              13406 East Philadelphia Ave.
                              P.O. Box 634
                              Whittier, CA  90608

Paul Hazen                    Chairman of the Board of Directors of
Chairman of the Board of      Wells Fargo & Company
Directors                     420 Montgomery Street
                              San Francisco, CA  94105

                              Director of Phelps Dodge Corporation
                              2600 North Central Ave.
                              Phoenix, AZ  85004

                              Director of Safeway, Inc.
                              4th and Jackson Streets
                              Oakland, CA  94660

Robert K. Jaedicke            Professor (Emeritus) of Accounting
Director                      Graduate School of Business at Stanford University
                              MBA Admissions Office
                              Stanford, CA  94305

                              Director of Bailard Biehl & Kaiser
                              Real Estate Investment Trust, Inc.
                              2755 Campus Dr.
                              San Mateo, CA  94403

                              Director of Boise Cascade Corporation
                              1111 West Jefferson Street
                              P.O. Box 50
                              Boise, ID  83728

                              Director of California Water Service Company
                              1720 North First Street
                              San Jose, CA  95112

                              Director of Enron Corporation
                              1400 Smith Street
                              Houston, TX  77002

                              Director of GenCorp, Inc.
                              175 Ghent Road
                              Fairlawn, OH  44333

                              Director of Homestake Mining Company
                              650 California Street
                              San Francisco, CA  94108

Thomas L. Lee                 Chairman and Chief Executive Officer of
Director                      The Newhall Land and Farming Company
                              10302 Avenue 7 1-2
                              Firebaugh, CA  93622

                              Director of Calmat Co.
                              501 El Charro Road
                              Pleasanton, CA  94588

                              Director of First Interstate Bancorp
                              633 West Fifth Street
                              Los Angeles, CA  90071

Ellen Newman                  President of Ellen Newman Associates
Director                      323 Geary Street
                              Suite 507
                              San Francisco, CA  94102

                              Chair (Emeritus) of the Board of Trustees
                              University of California at San Francisco Foundation
                              250 Executive Park Blvd.
                              Suite 2000
                              San Francisco, CA  94143

                              Director of the California Chamber of Commerce
                              1201 K Street  12th Floor
                              Sacremento, CA  95814

Philip J. Quigley             Chairman, President and Chief Executive Officer of
Director                      Pacific Telesis Group
                              130 Kearney Street  Rm.  3700
                              San Francisco, CA  94108

Carl E. Reichardt             Director of Columbia/HCA Healthcare Corporation
Director                      One Park Plaza
                              Nashville, TN  37203

                              Director of Ford Motor Company
                              The American Road
                              Dearborn, MI  48121

                              Director of Newhall Management Corporation
                              23823 Valencia Blvd.
                              Valencia, CA  91355

                              Director of Pacific Gas and Electric Company
                              77 Beale Street
                              San Francisco, CA  94105

                              Retired Chairman of the Board of Directors
                              and Chief Executive Officer of Wells Fargo & Company
                              420 Montgomery Street
                              San Francisco, CA  94105

Donald B. Rice                President and Chief Executive Officer of Teledyne, Inc.
Director                      2049 Century Park East
                              Los Angeles, CA  90067

                              Retired Secretary of the Air Force

                              Director of Vulcan Materials Company
                              One MetroPlex Drive
                              Birmingham, AL  35209

Richard J. Stegemeier         Chairman (Emeritus) of Unocal Corp
Director                      44141 Yucca Avenue
                              Lancaster, CA  93534

                              Director of Foundation Health Corporation
                              166 4th
                              Fort Irwin, CA  92310

                              Director of Halliburton Company
                              3600 Lincoln Plaza
                              500 North Alcard Street
                              Dallas, TX  75201

                              Director of Northrop Grumman Corp.
                              1840 Century Park East
                              Los Angeles, CA  90067

                              Director of Outboard Marine Corporation
                              100 SeaHorse Drive
                              Waukegan, IL  60085

                              Director of Pacific Enterprises
                              555 West Fifth Street
                              Suite 2900
                              Los Angeles, CA  90031

                              Director of First Interstate Bancorp
                              633 West Fifth Street
                              Los Angeles, CA  90071

Susan G. Swenson              President and Chief Executive Officer of Cellular One
Director                      651 Gateway Blvd.
                              San Francisco, CA  94080

David M. Tellep               Retired Chairman of the Board and Chief Executive Officer of
Director                      Martin Lockheed Corp
                              6801 Rockledge Drive
                              Bethesda, MD  20817

                              Director of Edison International
                              and Southern California Edison Company
                              2244 Walnut Grove Ave.
                              Rosemead, CA  91770

                              Director of First Interstate
                              633 West Fifth Street
                              Los Angeles, CA  90071

Chang-Lin Tien                Chancellor of the University of California at Berkeley
Director                      Berkeley, CA  94720

                              Director of Raychem Corporation
                              300 Constitution Drive
                              Menlo Park, CA  94025

John A. Young                 President, Chief Executive Officer and Director
Director                      of Hewlett-Packard Company
                              3000 Hanover Street
                              Palo Alto, CA  9434

                              Director of Chevron Corporation
                              225 Bush Street
                              San Francisco, CA  94104

                              Director of Lucent Technologies
                              25 John Glenn Drive
                              Amherst, NY  14228

                              Director of Novell, Inc.
                              11300 West Olympic Blvd.
                              Los Angeles, CA  90064

                              Director of Shaman Pharmaceuticals Inc.
                              213 East Grand Ave. South
                              San Francisco, CA  94080

William F. Zuendt             Director of Wells Fargo & Company
President                     420 Montgomery Street
                              San Francisco, CA  94105

                              Director of 3Com Corporation
                              5400 Bayfront Plaza
                              P.O. Box 58145
                              Santa Clara, CA  95052

                              Director of the California Chamber of Commerce

        Prior to January 1, 1996, WFNIA served as sub-adviser to the Asset Allocation, U.S. Treasury Allocation, Bond Index and S&P 500 Stock Funds, and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Funds" in the Prospectuses and "Management" in the Statements of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, SEC File No. 801-36479, incorporated herein by reference.


Item 29.  Principal Underwriters.
          ----------------------

         (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for MasterWorks Funds Inc., Stagecoach Funds, Inc., Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Life & Annuity Trust, Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (SEC File No. 501-15510).

         (c)  Not applicable.


Item 30.  Location of Accounts and Records.
          --------------------------------

       (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

       (b) BGFA and BGI maintain all Records relating to their services as adviser and co-administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

       (c) Wells Fargo Bank maintains all Records relating to its services as sub-adviser and, for the period prior to January 1, 1996, as investment adviser and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

       (d) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

       (e) IBT maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, Boston, Massachusetts 02111.


Item 31.  Management Services.
          -------------------

         Other than as set forth under the caption "Management of the Fund(s)" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 32.  Undertakings.
          ------------

         (a)  Not Applicable

         (b)  Not Applicable

         (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

         (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 2nd day of September, 1998.

                                MASTERWORKS FUNDS INC.


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------
                                  Richard H. Blank, Jr.
                                  Secretary and Treasurer
                                  (Principal Financial Officer)

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

   Signature                     Title
   ---------                     -----

                *                Director, Chairman and President
   ------------------------
   (R. Greg Feltus)              (Principal Executive Officer)


   /s/ Richard H. Blank, Jr.     Secretary and Treasurer
   -------------------------
   (Richard H. Blank, Jr.)       (Principal Financial Officer)


                *                Director
   -------------------------
   (Jack S. Euphrat)


                *                Director
   -------------------------
   (Thomas S. Goho)


                *                Director
   -------------------------
   (W. Rodney Hughes)


                *                Director
   -------------------------
   (J. Tucker Morse)


*By:  /s/ Richard H. Blank, Jr.
      -------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      September 2, 1998

                                  SIGNATURES

      Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 2nd day of September, 1998.

                                MASTER INVESTMENT PORTFOLIO


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------
                                  Richard H. Blank, Jr.
                                  Secretary and Treasurer
                                  (Principal Financial Officer)


   Signature                     Title
   ---------                     -----

                *                Trustee, Chairman and President
   ------------------------
   (R. Greg Feltus)              (Principal Executive Officer)


   /s/ Richard H. Blank, Jr.     Secretary and Treasurer
   -------------------------
   (Richard H. Blank, Jr.)       (Principal Financial Officer)


                *                Trustee
   -------------------------
   (Jack S. Euphrat)


                *                Trustee
   -------------------------
   (Thomas S. Goho)


                *                Trustee
   -------------------------
   (W. Rodney Hughes)


                *                Trustee
   -------------------------
   (J. Tucker Morse)


*By:  /s/ Richard H. Blank, Jr.
      -------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      September 2, 1998

                            MASTERWORKS FUNDS INC.
                       SEC FILE NOS. 33-54126; 811-7332

                                 EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION

EX-99.B9(c)(i)                  *  Co-Administration Agreement
EX-99.B10                       *  Opinion and Consent of Counsel - Morrison & Foerster LLP
EX-99.B11                       *  Consent of Independent Auditors - KPMG Peat Marwick LLP